Contact: Michael Claussen, +1 312 696-6037, newsroom@morningstar.com FOR IMMEDIATE RELEASE Morningstar, Inc. Declares Quarterly Dividend of 50 Cents Per Share CHICAGO, June 18, 2026 – The board of directors of Morningstar, Inc. (Nasdaq: MORN), a leading provider of independent investment insights, today declared a quarterly dividend of 50 cents per share, consistent with the dividend paid in April. The dividend is payable July 31, 2026, to shareholders of record as of July 10, 2026. Please contact investors@morningstar.com with any questions. About Morningstar, Inc. Morningstar, Inc. is a leading provider of independent investment insights in North America, Europe, Australia, and Asia. The Company offers an extensive line of products and services for individual investors, financial advisors, asset managers and owners, retirement plan providers and sponsors, institutional investors in the debt and private capital markets, and alliances and redistributors. Morningstar provides data and research insights on a wide range of investment offerings, including managed investment products, publicly listed companies, private capital markets, debt securities, and real-time global market data. Morningstar also offers investment management services through its investment advisory subsidiaries, with approximately $370 billion in AUMA as of March 31, 2026. The Company operates through wholly-owned subsidiaries in 32 countries. For more information, visit www.morningstar.com/company. Follow Morningstar on X @MorningstarInc. Caution Concerning Forward-Looking Statements This press release contains forward-looking statements as that term is used in the Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations about future events or future financial performance. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and often contain words such as "aim," "committed," "consider," "estimate," "future," "goal," "is designed to," "maintain," "may," "might," "objective," "ongoing," "could," "expect," "intend," "plan," "possible," "potential," "seek," "anticipate," "believe," "predict," "prospects," "continue," "strategy," "strive," "will," "would," "determine," "evaluate," or the negative thereof, and similar expressions. These statements involve known and unknown risks and uncertainties that may cause the events we discuss not to occur or to differ significantly from what we expect. For us, these risks and uncertainties include, among others, failing to achieve the anticipated benefits of the CRSP acquisition; failing to maintain and protect our brand, independence, and reputation; failing to prevent and/or mitigate cybersecurity events and the failure to protect confidential information, including personal information about individuals; changing economic and market conditions, including prolonged volatility, recessions, or downturns affecting the financial, data and software sectors and global financial markets, fluctuating interest rates, and the impacts of global trade policies, may negatively impact our financial results, including those of our asset-based businesses; compliance failures, regulatory action, or changes in or expansion of laws applicable to our regulated businesses; failing to innovate or streamline our product and service offerings or meet or anticipate our clients’ changing needs; impact of artificial intelligence technologies on our business and reputation, as well as legal and reputational risks as they are incorporated into our products and tools; failing to detect errors in our products or methodology of our products performing improperly due to defects, malfunctions or similar problems; failing to recruit, develop, and retain qualified employees; failing to scale our operations and increase productivity in order to implement our business plans and strategies, including failing to manage costs related thereto; liability for any losses that result from errors in our automated advisory tools or errors in the use of the information and data we collect; inadequacy of our operational risk management and business continuity programs to address materially disruptive events; our strategic transactions, acquisitions, divestitures and investments in companies or technologies failing to yield expected business or financial benefits, negatively impacting our operating results and our ability to deliver long-term value to shareholders; triggering events for impairment of goodwill or assets; failing to maintain growth across our businesses due to changes in geopolitics and the regulatory landscape; failing to recognize deferred revenue; liability relating to the information and data we collect, store, use, create, and distribute or the reports that we publish or are produced by our software products; the potential adverse effect of our indebtedness (and rising interest rates) on our cash flow and financial and operational flexibility; liability, regulatory scrutiny, costs and reputational risks relating to environmental, social, and governance considerations; our dependence on third-party service providers in our operations; inadequacy of our insurance coverage; challenges in accounting for tax complexities in the global jurisdictions we operate in could materially affect our tax obligations and tax rates; the potential impact of vendor consolidation and clients' strategic decisions to replace our products and services with in-house products and services; our ability to build and maintain short-term and long-term shareholder value and pay dividends to our shareholders; our ability to repurchase shares of our common stock; our ability to maintain existing business and renewal rates and to gain new business; the impact of recently issued accounting pronouncements on our consolidated financial statements and related disclosure; volatility in our stock price due to market conditions; any future sales of common stock and fluctuations in our operating results; and failing to protect our intellectual property rights or claims of intellectual property infringement against us. A more complete description of these risks and uncertainties, among others, can be found in our filings with the SEC, including our most recent Report on Form 10-K. If any of these risks and uncertainties materialize, our actual future results and other future events may vary significantly from what we expect. We do not undertake to update our forward-looking statements as a result of new information, future events or otherwise, except as may be required by law. You are, however, advised to review any further disclosures we make on related subjects, and about new or additional risks, uncertainties and assumptions in our future filings with the SEC on Forms 10-K, 10-Q, and 8-K. This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities of Morningstar in any jurisdiction. ©2026 Morningstar, Inc. All rights reserved. MORN-C